EX-99.77Q3

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: FRANKFURT             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: GERMANY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9



                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SEOUL             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9




                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK NV
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AMSTERDAM             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: NETHERLANDS                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9



                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PUERTO RICO             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: PUERTO RICO                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9



                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SINGAPORE             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SINGAPORE                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9



                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: ING BANK UKRAINE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UKRAINE             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9




                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UNITED ARAB EMIRATES    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: CITIBANK PTY. LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AUSTRALIA    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: AUSTRALIA           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: HVB BANK SERBIA - MONTENEGRO A.D.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SERBIA    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SERBIA           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9